EXHIBIT 99.1


                         THE SOUTH FINANCIAL GROUP, INC.
         CERTIFICATE OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906
                       OF THE SARBANES OXLEY ACT OF 2002

The undersigned is the chief executive officer of The South Financial Group, Inc., a South Carolina corporation headquartered in Greenville, South Carolina ("TSFG").

This Certificate is provided pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. This Certificate is not deemed filed by TSFG for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

This Certificate is provided with respect to TSFG's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Periodic Report").

         The undersigned hereby certifies that to his knowledge, the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of TSFG at the dates and for the periods indicated therein.

This Certificate is provided as of August 13, 2002.

                                       /s/ Mack I. Whittle, Jr.
                                       ------------------------
                                       Mack I. Whittle, Jr.
                                       Chief Executive Officer
                                       The South Financial Group, Inc.




                         THE SOUTH FINANCIAL GROUP, INC.
       CERTIFICATE OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906
                       OF THE SARBANES OXLEY ACT OF 2002

The undersigned is the principal financial officer of The South Financial Group, Inc., a South Carolina corporation headquartered in Greenville, South Carolina ("TSFG").

This Certificate is provided pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. This Certificate is not deemed filed by TSFG for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

This Certificate is provided with respect to TSFG's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Periodic Report").

         The undersigned hereby certifies that to his knowledge, the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of TSFG at the dates and for the periods indicated therein.

This Certificate is provided as of August 13, 2002.


                                       /s/ William S. Hummers III
                                       ---------------------------
                                       William S. Hummers III
                                       Principal Financial Officer
                                       The South Financial Group, Inc.